Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent Events

16. Subsequent Events:

Series A Convertible Preferred Shares Dividend Payments: During January through March 2024, the Company paid monthly cash dividends of $0.1615 per share on its outstanding Series A Convertible Preferred Shares, which aggregated to $196.

$2.0 million PXS shares re-purchase program: As of March 29, 2024 we had spent an additional $197 for the repurchase of 44,557 common shares.

Delivery of Vessel: On February 15, 2024 the Company took delivery of the “Konkar Asteri” an 82,013 dwt dry-bulk vessel built in 2015 at Jiangsu New Yangzi Shipbuilding. The eco-efficient Kamsarmax, is fitted with ballast water treatment system and scrubber. The purchase price of $26,625 funded by a combination of secured bank debt of $14,500 and cash on hand.